UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Golden Minerals Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

The purpose of this Schedule 14A is to file two call scripts that are being utilized by a proxy solicitor (Mediant Communications), which has been hired by Golden Minerals Company regarding the annual meeting of shareholders of the Company to be held on May 13, 2021.

Golden Minerals Company

Outbound Script

Meeting Date: May 13th, 2021

Toll-Free # 1-888-965-2165

GREETING:

Hello, is Mr./Ms. _____________ available?

IF YES STOCKHOLDER AVAILABLE:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of Golden Minerals Company. Golden Minerals sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Annual Stockholders meeting scheduled to be held on May 13th, 2021.

The Board of Directors recommends a vote “FOR” the Proposals and we are calling to ask if you would like to vote along with the Board’s Recommendation.

IF YES TO VOTING WITH BOARD’s RECOMMENDATION:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Golden Minerals Company.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-965-2165. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:

How would you like to cast your vote on the proposals? You may vote For or Withhold on the Director Proposal and For, Against or Abstain on Proposals 2-4.

Golden Minerals Company

Outbound Script

Meeting Date: May 13th, 2021

Toll-Free # 1-888-965-2165

Proposal 1:

Election of Directors to hold office until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

1)	Jeffrey G. Clevenger
2)	Warren M. Rehn
3)	W. Durand Eppler
4)	Kevin R. Morano
5)	Terry M. Palmer
6)	Andrew N. Pullar
7)	David H. Watkins

Proposal 2:

To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3:

To Increase the Company’s authorized common stock from 200,000,000 to 350,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

Proposal 4:

To approve, on an advisory basis, the compensation of our named executive officers.

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Golden Minerals Company.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your (For or Withhold on Director proposal and For, Against or Abstain on proposals 2-4) vote with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-965-2165. Thank you very much for your time and your vote. We hope you have a great day/evening.

Golden Minerals Company

Outbound Script

Meeting Date: May 13th, 2021

Toll-Free # 1-888-965-2165

IF Stockholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the stockholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip, to confirm we have it correctly) If stockowner won’t provide email address, they will need to contact their Financial Advisor to get a new package mailed to them.

Thank you. You should receive these materials shortly. Included in the email will be the statement as well as the toll-free number to call us back and place your vote. The number is 1-888-965-2165 and we are available Monday-Friday 9am-6pm EST.

Golden Minerals Company

Inbound Script

Meeting Date: May 13th, 2021

Toll-Free # 1-888-965-2165

GREETING:

Thank you for calling the Golden Minerals Company proxy information line.

My name is _____________, may I have your name please?

Thank you, Mr./Ms._____________. Are you calling regarding the upcoming Annual Stockholder meeting?

IF YES:

The Board of Directors recommends a vote “FOR” the Proposals.

Would you like to vote along with the recommendation of your Board?

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Golden Minerals Company.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote, in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-965-2165. Thank you very much for your participation and have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATIONS:

How would you like to cast your vote on the proposals? You may vote For or Withhold on the Director Proposal and For, Against or Abstain on Proposals 2-4.

Proposal 1:

Election of Directors to hold office until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

1)	Jeffrey G. Clevenger
2)	Warren M. Rehn
3)	W. Durand Eppler
4)	Kevin R. Morano
5)	Terry M. Palmer
6)	Andrew N. Pullar
7)	David H. Watkins

Golden Minerals Company

Inbound Script

Meeting Date: May 13th, 2021

Toll-Free # 1-888-965-2165

Proposal 2:

To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3:

To Increase the Company’s authorized common stock from 200,000,000 to 350,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

Proposal 4:

To approve, on an advisory basis, the compensation of our named executive officers.

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Golden Minerals Company

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your (For or Withhold on Director proposal and For, Against or Abstain on proposals 2-4) vote with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-965-2165. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

Are there any questions regarding the proposals that I can help answer so that you may participate in the vote today?

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information. Please feel free to call your Financial Advisor or Golden Minerals Company’s director of investor relations, Karen Winkler, at 1-303-764-9170.